Quarterly Holdings Report
for
Fidelity Asset Manager® 20%
December 31, 2024
AMI-NPRT1-0325
1.811345.120
Alternative Funds - 1.2%
	Shares	Value ($)
Fidelity Hedged Equity ETF (b) (Cost $60,968,211)	2,416,535	66,351,526

Bond Funds - 48.6%
	Shares	Value ($)
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	487,032	40,019,453
Fidelity Floating Rate Central Fund (c)	450,499	44,257,068
Fidelity High Income Central Fund (c)	413,228	44,289,806
Fidelity Inflation-Protected Bond Index Central Fund (c)	977,209	85,300,601
Fidelity International Credit Central Fund (c)	183,847	14,886,109
Fidelity Investment Grade Bond Central Fund (c)	25,649,095	2,479,754,520
iShares 20+ Year Treasury Bond ETF	583,533	50,959,937
TOTAL BOND FUNDS (Cost $2,871,998,141)		2,759,467,494

Domestic Equity Funds - 18.5%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	1,213,431	56,146,059
Fidelity Commodity Strategy Central Fund (c)	309,220	27,186,632
Fidelity Enhanced Large Cap Value ETF (b)	466,612	14,217,668
Fidelity Enhanced Mid Cap ETF (b)	870,320	28,590,012
Fidelity Enhanced Small Cap ETF (b)(d)	1,150,360	37,214,146
Fidelity Fundamental Small-Mid Cap ETF (b)	213,366	5,740,399
Fidelity Real Estate Equity Central Fund (c)	199,822	27,119,792
Fidelity U.S. Equity Central Fund (c)	6,250,223	854,655,544
TOTAL DOMESTIC EQUITY FUNDS (Cost $496,205,095)		1,050,870,252

International Equity Funds - 8.9%
	Shares	Value ($)
Fidelity Emerging Markets Equity Central Fund (c)	773,024	165,566,255
Fidelity International Equity Central Fund (c)	3,334,820	339,984,889
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $405,505,763)		505,551,144

Short-Term Funds - 4.7%
	Shares	Value ($)
Fidelity Low Duration Bond ETF (b) (Cost $265,795,854)	5,300,837	266,844,135

U.S. Treasury Obligations - 0.2%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/16/2025 (f)	4.58	470,000	469,226
US Treasury Bills 0% 1/2/2025 (f)	4.55	470,000	470,000
US Treasury Bills 0% 1/9/2025 (f)	4.58	1,800,000	1,798,527
US Treasury Bills 0% 3/13/2025 (f)	4.30	70,000	69,431
US Treasury Bills 0% 3/20/2025 (f)	4.28	9,120,000	9,038,530
US Treasury Bills 0% 3/27/2025 (f)	4.28	300,000	297,067
US Treasury Bills 0% 3/6/2025 (f)	4.39	1,150,000	1,141,578
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,281,159)			13,284,359

Money Market Funds - 17.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.36	996,210,016	996,409,258
Fidelity Securities Lending Cash Central Fund (g)(h)	4.35	3,325	3,325
TOTAL MONEY MARKET FUNDS (Cost $996,412,583)			996,412,583

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $5,110,166,806)	5,658,781,493
NET OTHER ASSETS (LIABILITIES) - 0.3%	15,136,796
NET ASSETS - 100.0%	5,673,918,289

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-mini Russell 2000 Index Contracts (United States)	602	Mar 2025	67,718,980	(50,826)	(50,826)
CME E-mini S&P MidCap 400 Index Contracts (United States)	83	Mar 2025	26,117,610	9,047	9,047

TOTAL PURCHASED					(41,779)

Sold

Equity Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,067	Mar 2025	316,672,263	7,313,380	7,313,380
ICE MSCI EAFE Index Contracts (United States)	316	Mar 2025	35,826,500	1,177,961	1,177,961
ICE MSCI Emerging Markets Index Contracts (United States)	590	Mar 2025	31,677,100	1,184,889	1,184,889

TOTAL SOLD					9,676,230

TOTAL FUTURES CONTRACTS					9,634,451
The notional amount of futures purchased as a percentage of Net Assets is 1.7%
The notional amount of futures sold as a percentage of Net Assets is 6.8%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Security or a portion of the security is on loan at period end.
(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,175,361.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	860,722,037	184,020,206	48,332,985	10,387,191	-	-	996,409,258	996,210,016	2.0%
Fidelity Commodity Strategy Central Fund	25,418,364	3,108,401	491,250	768,080	(47,413)	(801,470)	27,186,632	309,220	11.8%
Fidelity Emerging Markets Debt Local Currency Central Fund	43,022,098	2,341,895	-	2,341,895	-	(5,344,540)	40,019,453	487,032	15.2%
Fidelity Emerging Markets Equity Central Fund	168,258,195	11,701,308	2,310,086	727,236	72,605	(12,155,767)	165,566,255	773,024	6.9%
Fidelity Floating Rate Central Fund	40,371,651	4,456,771	736,797	946,368	1,036	164,407	44,257,068	450,499	2.8%
Fidelity High Income Central Fund	41,164,371	4,282,006	736,794	771,604	2,392	(422,169)	44,289,806	413,228	3.1%
Fidelity Inflation-Protected Bond Index Central Fund	53,372,233	36,099,376	1,207,459	1,858,293	(17,223)	(2,946,326)	85,300,601	977,209	15.8%
Fidelity International Credit Central Fund	13,991,436	1,575,950	245,625	405,790	(4,699)	(430,953)	14,886,109	183,847	15.5%
Fidelity International Equity Central Fund	351,904,473	29,185,488	10,976,889	3,738,697	1,179,371	(31,307,554)	339,984,889	3,334,820	6.2%
Fidelity Investment Grade Bond Central Fund	2,420,435,393	292,450,672	134,891,406	26,841,441	(12,775,178)	(85,464,961)	2,479,754,520	25,649,095	6.1%
Fidelity Real Estate Equity Central Fund	26,706,107	2,651,926	491,190	311,664	6,750	(1,753,801)	27,119,792	199,822	2.7%
Fidelity Securities Lending Cash Central Fund	49,500	77,586,122	77,632,297	5,802	-	-	3,325	3,325	0.0%
Fidelity U.S. Equity Central Fund	901,404,998	134,776,400	135,933,577	68,985,233	18,158,163	(63,750,440)	854,655,544	6,250,223	4.6%
Total	4,946,820,856	784,236,521	413,986,355	118,089,294	6,575,804	(204,213,574)	5,119,433,252	1,035,241,360

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	-	56,150,427	-	-	-	(4,368)	56,146,059	1,213,431
Fidelity Enhanced Large Cap Value ETF	-	14,207,403	-	-	-	10,265	14,217,668	466,612
Fidelity Enhanced Mid Cap ETF	21,646,028	9,959,600	3,334,686	61,373	223,911	95,159	28,590,012	870,320
Fidelity Enhanced Small Cap ETF	29,105,344	10,942,251	2,678,886	145,431	147,230	(301,793)	37,214,146	1,150,360
Fidelity Fundamental Small-Mid Cap ETF	-	5,740,804	-	-	-	(405)	5,740,399	213,366
Fidelity Hedged Equity ETF	68,812,762	-	3,453,069	137,743	221,889	769,944	66,351,526	2,416,535
Fidelity Low Duration Bond ETF	267,427,225	-	-	4,961,583	-	(583,090)	266,844,135	5,300,837
	386,991,359	97,000,485	9,466,641	5,306,130	593,030	(14,288)	475,103,945	11,631,461

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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